                                 MONETTA FUNDS
                       SECTION 403(b)(7) RETIREMENT PLAN

                                 MONETTA FUNDS
                       SECTION 403(b)(7) RETIREMENT PLAN


                               TABLE OF CONTENTS
                               -----------------

                                                                            Page
                                                                            ----
ELIGIBILITY.................................................................  1

PARTICIPATION...............................................................  2

CONTRIBUTIONS...............................................................  2

INVESTMENT OF CONTRIBUTIONS.................................................  4

DISTRIBUTIONS...............................................................  5

ADMINISTRATION..............................................................  9

THE INVESTMENT ADVISOR...................................................... 11

AMENDMENT AND TERMINATION................................................... 12

PROHIBITED TRANSACTIONS..................................................... 12

CHANGES IN APPLICABLE LAW................................................... 13

ERISA RIGHTS................................................................ 13

ADMINISTRATIVE INFORMATION.................................................. 15

                                 MONETTA FUNDS
                       SECTION 403(b)(7) RETIREMENT PLAN

PLAN DOCUMENT
-------------

          Employees of certain exempt organizations and schools may have a portion of their compensation set aside for their retirement years in a mutual fund custodial account plan. The employee is not taxed on the amount set aside or the earnings thereon until the accumulated funds are withdrawn, normally at retirement.

          Under the Monetta Funds Section 403(b)(7) Retirement Plan, contributions are held by the authorized custodian (the "Custodian") and are invested in shares of any of the regulated investment companies designated by Monetta Financial Services, Inc., the Investment Advisor. The Monetta Funds 403(b)(7) Retirement Plan (the "Plan") is designed to allow eligible employers described in Article I to make employer contributions to the Plan and to allow eligible employees to elect to have their employer make contributions to the Plan on their behalf pursuant to a salary reduction agreement. This Plan is intended to comply with the provisions of the Employee Retirement Income Security Act of 1974 (the "Act") and the Internal Revenue Code of 1986, as amended (the "Code").

                                   ARTICLE I


                                  ELIGIBILITY
                                  -----------

          A. Any person who performs services as an employee for an employer which is an organization described in Section 501(c)(3) of the Code and is exempt from tax under Section 501(a) of the Code, or who performs services for an educational institution (as defined in Section 170(b)(1)(A)(ii) of the Code) or for an employer which is a State or political subdivision of a State or an agency or instrumentality of either, and who obtains the consent of such employer to participate herein, is eligible to adopt this Plan.

          B. Any employer which is an organization described in Section 501(c)(3) of the Code and is exempt from tax under Section 501(a) of the Code, or is an educational institution (as defined in Section 170(b)(1)(A)(ii) of the Code) or a State or a political subdivision of a State or an agency or instrumentality of either (the "Employer") may, but is not required to, adopt this Plan for some or all of its eligible employees. It is, however, necessary for the Employer if it does not adopt this Plan to cooperate to the extent of executing the proper documents allowing the employee to establish a custodial account and to reduce the employee's salary and apply the amount of the reduction to contributions for the employee under this Plan.

          C. An eligible individual shall not be entitled to elect to have his Employer make contributions to the Plan pursuant to a salary reduction agreement unless the Employer has established a plan or program which allows all employees of the Employer (except as otherwise permitted by the Code) the opportunity to have contributions made pursuant to such an agreement. An Employer may exclude from participation employees who are participants in an eligible deferred compensation plan under Section 457 of the Code, a qualified cash or deferred arrangement under Section 401(k) of the Code or another Section 403(b) annuity contract, and nonresident aliens and certain students.

          D. In lieu of or in addition to a salary reduction arrangement, an Employer may make contributions on behalf of its employees, but an Employer is not obligated to do so. If an Employer makes contributions (other than contributions made pursuant to a salary reduction agreement), this Plan as adopted by such Employer must satisfy the nondiscrimination and minimum participation requirements as set forth in Section 403(b)(12) of the Code.

          E. An eligible individual is not disqualified from participation by reason of the fact that his Employer provides any other retirement plan for its employees. However, the contributions under this Plan or any other Section 403(b) plan will be affected by the Employer's contributions to such other retirement plan.

                                  ARTICLE II


                                 PARTICIPATION
                                 -------------

          An eligible employee who wishes to establish this Plan (the "Individual") may do so by completing the Section 403(b)(7) Application and Salary Reduction Agreement or Transfer Form (as applicable), obtaining the Employer's signature and returning all necessary forms to Monetta Funds. An eligible Employer may adopt this Plan by either having the Individual follow the procedure described in the preceding sentence or by obtaining the Individual's signature on the Application and following the procedure itself thereafter.

          The Application and the Salary Reduction Agreement, if applicable, are incorporated herein by reference as part of the Plan. The Plan will be effective upon written acceptance by or on behalf of the Custodian of the Application. If the Employer maintains a written Section 403(b) plan for which this Plan serves as a funding vehicle, the terms and conditions of such plan shall take precedence over the provisions of this Plan to the extent such provisions are inconsistent.

                                  ARTICLE III


                                 CONTRIBUTIONS
                                 -------------

          A. An Employer may contribute cash to the Plan in any taxable year in any amount which (a) is not an "excess contribution" as defined in Section 4973(c) of the Code and (b) if such contribution is made pursuant to a Salary Reduction Agreement between the Employer and the Individual, does not exceed the limitation on "elective deferrals" contained in Section 402(g) of the Code. Neither the Investment Advisor nor the Custodian shall be responsible for determining the amount an Employer may contribute on behalf of the Individual, nor shall either be responsible to recommend or compel Employer contributions under the Plan.

          If during any taxable year the Employer contributes an amount which is an "excess contribution", such excess contribution (plus any income attributable thereto) shall, upon written request, be paid to the Individual by the Custodian or applied towards a contribution for the next subsequent year. In the event that an amount contributed during a calendar year exceeds the limitation on "elective deferrals" contained in Section 402(g) of the Code and the Individual notifies the Custodian, in writing, of such excess amount no later than March 1 of the following calendar year, the Custodian will distribute such excess amount (plus any income attributable thereto) to the Individual not later than the following April 15. Neither the Investment Advisor nor the Custodian shall have any responsibility for determining that an excess contribution or excess elective deferral has been made or for distributing such excess amount except in accordance with the specific written instructions of the Individual.

          B. In addition, the Individual or the Employer may (a) transfer or cause to be transferred to the Plan the cash surrender or redemption value of a
Section 403(b) annuity or variable annuity or the assets of another Section 403(b)(7) custodial account for which contributions were previously made on the Individual's behalf or (b) contribute to the Plan any amount distributed from a
Section 403(b) annuity or custodial account which qualifies as a "rollover contribution" within the meaning of Section 403(b)(8) of the Code. Neither the Investment Advisor nor the Custodian shall be responsible for the tax treatment to the Individual of any transfer or rollover contribution or for losses resulting from any acts, omissions or delays of any party transferring or rolling over assets to the Individual's account.

          C. Employer contributions to the Plan (including permissible salary reduction contributions) are not taxable income in the taxable year contributed. The maximum amount which may be contributed to the Plan on an Individual's behalf may not exceed the lesser of:

          (1) 25% of compensation (as defined in Section 415(c) of the Code) or $30,000 whichever is less. For this purpose, "compensation" generally means amounts included in your taxable income, but does not include Section 403(b) contributions.

          (2) The Individual's "exclusion allowance" under Section 403(b)(2) of the Code, which is calculated as 20% of Includible Compensation times the number of years of service minus the aggregate amount previously contributed by the Employer (including salary reduction contributions), under a Section 403(b) plan and excluded from the Individual's gross income for prior tax years. "Includible Compensation" (as defined in Section 403(b)(3) of the Code) is current taxable compensation from a school or other eligible employer, but does not include amounts contributed by an eligible employer to a qualified retirement plan which were not currently taxed to the employee or Section 403(b) contributions. (A special minimum exclusion allowance applies to certain church employees whose adjusted gross income is $17,000 or less under Section 403(b)(2)(D) of the Code.)

          (3) For amounts contributed pursuant to a Salary Reduction Agreement, $9,500 less any salary reduction contributions made during the year under a qualified cash or deferred arrangement under Section 401(k) of the Code, a simplified employee pension under Section 408(k) of the Code or any other
     Section 403(b) annuity or custodial account.

          If employed by an educational institution, hospital, home health service agency, health and welfare service agency or a church or convention or association of churches, the

Individual may elect to be governed by one of three alternate limitations: (a) in lieu of the limitation described in (1) above, an amount equal to the lesser of 25% of Includible Compensation plus $4,000, or $15,000; (b) that the limitation described in (2) above not apply; or (c) for the year in which the Individual's employment terminates, replace the 25% of compensation (but not the $30,000) limitation described in (1) above with an amount which is equal to the contributions which could have been made, but were not, under Code Section 403(b), during a ten-year period ending on the date of termination. The final "catch-up" contribution in (c) cannot exceed $30,000 and may only be used once. The alternate limitations available to employees of educational institutions, hospitals, home health service agencies, health and welfare service agencies or churches or conventions or associations of churches are mutually exclusive and an election of one of the alternatives is irrevocable.

          In addition, any employee of such an employer who has completed at least 15 years of service, may increase the amount described in (3) above by the lesser of:

          (a)  $3,000;

          (b) $15,000, less amounts excluded in prior years under this special catch up election; or

          (c) the excess of $5,000 multiplied by the number of years of service minus any salary reduction contributions under a Section 403(b) annuity, a Section 401(k) plan or a simplified employee pension made by the employer on behalf of the employee for prior taxable years.

          D. The interest of the Individual in the Plan and the assets in his custodial account shall be nonforfeitable at all times, may not be assigned, and shall not be subject to alienation, assignment, trustee process, garnishment, attachment, execution or levy of any kind, except with regard to payment of the expenses of the Custodian as authorized by the provisions of this Plan. Notwithstanding the foregoing or any other provision herein to the contrary, the Custodian may recognize a qualified domestic relations order with respect to child support, alimony payments or marital property rights if such order contains sufficient information for the Employer to determine that it meets the applicable requirements of Section 414(p) of the Code. If any such order so directs, distribution of benefits to the alternate payee may be made at any time even if the Individual is not then entitled to a distribution.

                                  ARTICLE IV


                          INVESTMENT OF CONTRIBUTIONS
                          ---------------------------

          All contributions made to the Plan shall be used by the Custodian to purchase shares of any of the regulated investment companies designated by the Investment Advisor. Such regulated investment companies will be referred to as the "Investment Companies," and the shares of the Investment Companies will be referred to as "Investment Company Shares". Unless otherwise directed by the Employer, contributions shall be allocated to a separate custodial account ("Custodial Account") established for the Individual. The Individual (or the

Individual's beneficiary) may direct the Custodian to invest his Custodial Account. The Individual (or the Individual's beneficiary) may direct the Custodian to transfer all or any part of his Custodial Account assets from one Investment Company to another at any time. In directing the Custodian to invest contributions and/or Custodial Account assets, the Individual (or the Individual's beneficiary) shall designate a percentage allocation to any or all of the then available Investment Companies. Any changes in the allocation of future contributions or current Custodial Account assets will be effective only when the Custodian receives written authorization from the Individual (or the Individual's beneficiary). All dividends and capital gains shall be reinvested in additional Investment Company Shares.

                                   ARTICLE V


                                 DISTRIBUTIONS
                                 -------------

          A. The Individual, or his beneficiary or estate in the event of his death, shall be entitled to distribution of the assets in his Custodial Account upon the occurrence of one of the following events:

          (a)  The Individual's attainment of age 59 1/2.

          (b)  The Individual terminates his employment.

          (c)  The Individual becomes disabled.

          (d)  The Individual's death.

Note that distributions prior to age 59 1/2 may be subject to a 10% additional tax under the Code.

          For purposes of the Plan, the Individual shall be considered disabled if he is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or to be of long continued and indefinite duration.

          B. In addition, an Individual may request distribution of the assets in his Custodial Account (to the extent attributable to contributions made pursuant to a Salary Reduction Agreement, not including any earnings thereon) upon incurring a substantial financial hardship. A substantial financial hardship shall exist if the Individual incurs immediate and heavy financial need and that need cannot be met by other resources reasonably available to the Individual.

          The Individual shall be eligible to receive a hardship distribution from his Custodial Account after the Custodian's receipt of written notification from the Employer indicating: (a) that the Individual has incurred a substantial financial hardship and (b) the specific amount needed to meet the substantial financial hardship. The amount distributed from the Custodial Account shall not exceed the amount specified in the notification.

          For purposes of this Plan, a substantial financial hardship shall mean medical expenses incurred by the Individual, his spouse or a dependent, purchase (excluding mortgage payments) of a principal residence for the Individual, payment of tuition for the next semester or quarter of post-secondary education for the Individual, his spouse or a dependent, the need to prevent the eviction of the Individual from his principal residence or foreclosure on the mortgage of the Individual's principal residence, or such other events as may be approved by the Commissioner of Internal Revenue in rulings, notices or other published documents.

          In determining whether the need cannot be met by other resources reasonably available to the Individual, the Employer may rely on the Individual's certification, executed in a form and manner specified by the Employer, that the need cannot be relieved:

          (a)  through reimbursement or compensation by insurance or otherwise;

          (b) by reasonable liquidation of the Individual's assets, to the extent such liquidation would not itself cause an immediate and heavy financial need;

          (c)  by cessation of elective deferrals under the Plan; and

          (d) by other distributions or nontaxable [at the time of the loan] loans from plans maintained by the Employer or by any other employer, or by borrowing from commercial sources on reasonable commercial terms.

          In the event the Individual is unwilling or unable to provide the certification described above, or in the event the Employer determines that it cannot reasonably rely on the certification provided by an Individual, then the requirements of this Paragraph B shall be deemed satisfied only if all of the following conditions are satisfied:

          (a) the distribution is not in excess of the amount of the immediate and heavy financial need of the Individual;

          (b) the Individual has obtained all distributions, other than hardship distributions, and all nontaxable (at the time of the loan) loans from plans maintained by the Employer;

          (c) the Individual's elective deferrals under this Plan and all other plans maintained by the Employer shall be suspended for at least 12 months after receipt of the hardship distribution; and

          (d) under this Plan and all other plans maintained by the Employer, the Individual may not make elective deferrals for the Individual's taxable year immediately following the taxable year of the hardship distribution in excess of the limitation on elective deferrals in effect for such next taxable year under
               Section 402(g) of the Code less the amount of such Individual's elective deferrals for the taxable year of the hardship distribution.

          The Employer shall be responsible for:

          (a)  determining that a substantial financial hardship exists;

          (b) designating the amount necessary to meet such a substantial financial hardship; and

          (c)  notifying the Custodian in writing of its decisions.

          If the Employer does not process hardship distributions in accordance with the standards set forth under this Plan and applicable law, the hardship distribution provisions under this Paragraph B shall be ineffective. Neither the Custodian nor the Investment Advisor shall be responsible for determining that a substantial financial hardship exists or the amount necessary to satisfy such hardship and may rely on any written notification from the Employer certifying the existence and the amount of a substantial financial hardship.

          Any determination under this Paragraph B is to be made in accordance with uniform and nondiscriminatory standards established by the Employer. The Individual has the responsibility of providing the Employer with any and all documents, financial data or other information which the Employer deems necessary in order to make the determination.

          C. The Individual may elect a form of distribution from among the following alternatives:

          (a)  A single sum payment in cash;

          (b) Equal or substantially equal monthly, quarterly, or annual payments over a period not extending beyond the life expectancy of the Individual; or

          (c) Equal or substantially equal monthly, quarterly, or annual payments over a period not extending beyond the joint and last survivor life expectancy of the Individual and his beneficiary.

          Such election shall be made in writing in such form as shall be acceptable to the Custodian. After attaining age 70 1/2, certain restrictions may apply to Individual's ability to change the period over which payments are made. In no event shall the Custodian or the Investment Advisor have any responsibility for determining, or giving advice with respect to, life expectancies or minimum distribution requirements.

          If the Individual fails to elect any of the methods of distribution described above within the time specified for such election, the Custodian may distribute the Individual's Custodial Account in the form of a single sum cash payment by the April 1 following the calendar year in which the Individual attains age 70 1/2. If the Individual elects a mode of distribution under subparagraphs (b) or (c) of this Paragraph C, except as otherwise required by
Section 403(b)(10) of the Code, the amount of the monthly, quarterly or annual payments shall be determined by dividing the entire interest of the Individual in the Custodial Account at the close of the prior year by the number of years remaining in the period specified by the Individual's election.

          D. Unless the Individual (or his spouse) elects not to have life expectancy recalculated, the Individual's life expectancy (and the life expectancy of the Individual's spouse, if applicable) will be recalculated annually using their attained ages as of their birthdays in the year for which the minimum annual payment is being determined. The life expectancy of the designated beneficiary (other than the spouse) will not be recalculated. The minimum annual payment may be made in a series of installments (e.g., monthly, quarterly, etc.) as long as the total payments for the year made by the date required are not less than the minimum amounts required.

          E. The Individual must receive distributions from the Plan in accordance with Regulations prescribed by the Secretary of the Treasury pursuant to Section 403(b)(10) of the Code which are hereby incorporated by reference, or in the absence of such regulations, in accordance with Section 401(a)(9) of the Code. In general, these provisions require that certain minimum distributions must commence not later than the April 1 following the calendar year in which the Individual attains age 70 1/2.

          F. If the Individual dies before his entire interest in the Custodial Account is distributed to him, the remaining undistributed balance of such interest shall be distributed to the beneficiary or beneficiaries, if any, designated by the Individual. If no designation of a beneficiary shall have been made, distribution shall be made to the Individual's surviving spouse, or the Individual's estate, in that order.

          If the Individual dies after installment payments have commenced, the beneficiary shall continue to receive distributions in accordance with the payment method specified by the Individual or may elect, in writing, to receive a lump sum distribution.

          If the Individual dies prior to the commencement of benefits, the beneficiary may elect, in writing, to receive the distribution in one of the following forms:

          (a) A single sum payment in cash made by the December 31 of the year containing the fifth anniversary of the Individual's death; or

          (b) Equal or substantially equal monthly, quarterly, or annual payments commencing not later than the December 31 following the year of the Individual's death over a period not to exceed the life expectancy of the beneficiary.

Notwithstanding the foregoing, if the beneficiary is the Individual's spouse, distributions may be delayed until the December 31 of the year in which the Individual would have attained age 70 1/2. A beneficiary must receive distributions from the Plan in accordance with the regulations prescribed by the Secretary of the Treasury pursuant to Section 403(b)(10) of the Code, including the incidental death benefit requirements, which are hereby incorporated by reference, or in the absence of such Regulations, in accordance with Section 401(a)(9) of the Code.

          G. The Individual may designate a beneficiary or beneficiaries, and may, in addition, name a contingent beneficiary. Such designation shall be made in writing in a form acceptable to the Custodian. The Individual may, at any time, revoke his or her designation of a beneficiary or change the beneficiary by filing notice of such revocation or change with the Custodian. Notwithstanding the foregoing, in the event the Individual is married at the time of his death, the beneficiary shall be the Individual's surviving spouse unless such spouse consented in writing to the designation of an alternative beneficiary after notice of the spouse's rights and such consent was witnessed by a notary public or representative of the Employer. In the event no valid designation of beneficiary is on file with the Employer or the Custodian at the date of death or no designated beneficiary survives him, the Individual's spouse shall be deemed the beneficiary; in the further event the Individual is unmarried or his spouse does not survive him, the Individual's estate shall be deemed to be his beneficiary.

                                   ARTICLE VI

                                 ADMINISTRATION
                                 --------------

          Except as otherwise provided in this Plan, the Custodian shall perform solely the duties assigned to the Custodian hereunder as agent on behalf of the Individual and any beneficiary. The Custodian shall not be deemed to be a fiduciary in carrying out the following duties:

          (a)  Receiving contributions pursuant to the provisions of this Plan.

          (b) Holding, investing and reinvesting the contributions in Investment Company Shares.

          (c) Registering any property held by the Custodian in its own name, or in nominee or bearer form that will pass delivery.

          (d)  Making distributions from the Custodial Account in cash.

          The Custodian shall mail to the Individual all proxies, proxy soliciting materials, and periodic reports or other communications that may come into the Custodian's possession by reason of its custody of Investment Company Shares. The Individual shall vote the proxy, notwithstanding the fact that the Custodian may be the registered owner of the Investment Company Shares, and the Custodian shall have no further liability or responsibility with respect to the voting of such shares.

          The Custodian shall keep accurate and detailed account of its receipts, investments and disbursements. As soon as practicable after December 31st each year, and whenever required by Regulations adopted by the Internal Revenue Service under the Code, the Custodian shall file with the Individual a written report of the Custodian's transactions relating to the Custodial Account during the period from the last previous accounting, and shall file such other reports with the Internal Revenue Service as may be required by its Regulations.

          Unless the Individual sends the Custodian written objection to a report within sixty (60) days after its receipt, the Individual shall be deemed to have approved such report, and, in such case the Custodian shall be forever released and discharged with respect to all matters and things included therein. The Custodian may seek a judicial settlement of its accounts. In any such proceeding the only necessary party thereto in addition to the Custodian shall be the Individual.

     All written notices or communications to the Individual or the Employer shall be effective when sent by first class mail to the last known address of the Individual or the Employer on the Custodian's records. All written notices or communications to the Custodian shall be mailed or delivered to the Custodian at its designated mailing address, and no such written notice of communications shall be effective until the Custodian's actual receipt thereof. The Custodian shall be entitled to rely conclusively upon, and shall be fully protected in any action taken by it in good faith in reliance upon the authenticity of signatures contained in all written notices or other communications which it receives and which appear to have been sent by the Individual, the Employer, or any other person.

     The Custodian shall make payments from the Custodial Account in accordance with written directions received from the Individual, and it need not make inquiry as to the rightfulness of such distribution. If the Custodian has reason to believe that a distribution may be due, it may, but shall not be required to make the distribution at the request of any beneficiary who appears to be entitled thereto. The Custodian shall properly withhold from any payment to the Individual or beneficiary such amounts as may be required to satisfy any income or other tax withholding requirements.

     The Custodian shall use ordinary care and reasonable diligence in the performance of its duties as Custodian. The Custodian shall have no responsibilities other than those provided for herein or in the Act or Code and shall not be liable for a mistake in judgment, for any action taken in good faith, or for any loss that is not a result of its gross negligence, except as provided for herein or in the Act or Code and shall not be liable for a mistake in judgment, for any action taken in good faith, or for any loss that is not a result of its gross negligence, except as provided by the Act or regulations promulgated thereunder.

     The Individual and the Employer agree to indemnify and hold the Custodian harmless from and against any liability that the Custodian may incur in the administration of the Custodial Account, unless arising from the Custodian's own negligence or willful misconduct or from a violation of the provisions of the Act or Regulations promulgated thereunder.

     The Custodian shall be under no duty to question any direction of the Individual with respect to the investment of contributions, or to make suggestions to the Individual with respect to the investment, retention or disposition of any contributions or assets held in the Custodial Account.

     The Custodian shall be paid out of the Custodial Account for expenses of administration, including the fees of counsel employed by the Custodian, taxes, and its fees for maintaining the Custodial Account which are set forth in the Application or in accordance with any schedule of fees subsequently adopted by the Custodian. The Custodian may make changes in the fee schedule at any time. The Custodian may sell Investment Company Shares and use the proceeds of sale to pay the foregoing expenses.

     The Custodian will send account statements periodically, and after all transactions. Statements will include any information as the law may require, and in particular the amount of contributions, earnings, distributions, and total account valuation at the end of the year. The Custodian will also send a statement to the Internal Revenue Service as required by law.

     The Custodian may resign as Custodian of any Individual's Custodial Account upon sixty (60) days' prior notice to the Investment Advisor and thirty
(30) days' prior notice to each Individual who will be affected by such resignation.

                                  ARTICLE VII


                             THE INVESTMENT ADVISOR
                             ----------------------

     The Individual and the Employer delegate to the Investment Advisor the following powers with respect to the Plan: to remove the Custodian and select a successor Custodian; and to amend this Plan as provided in Article VIII hereof.

     The powers herein delegated to the Investment Advisor shall be exercised by such officer thereof as the Investment Advisor may designate from time to time, and shall be exercised only when similarly exercised with respect to all other Individuals adopting the Plan.

     Neither an Investment Company, the Investment Advisor, nor any officer, director, board, committee, employee or member of any Investment Company or of the Investment Advisor shall have any responsibility with regard to the administration of the Plan except as provided in this Article VII of the Plan, and none of them shall incur any liability of any nature to the Individual or beneficiary or other person in connection with any act done or omitted to be done in good faith in the exercise of any power or authority herein delegated to the Investment Advisor.

     The Individual and the Employer agree to indemnify and hold the Investment Companies and the Investment Advisor harmless from and against any and all liabilities and expenses, including attorneys' and accountants' fees, incurred in connection with the exercise of, or omission to exercise, any of the powers delegated to it under this Article, except such liabilities and expense as may arise from the Investment Advisor's and/or Investment Company's willful misconduct.

     If the Investment Advisor shall hereafter determine that it is no longer desirable for it to continue to exercise any of the powers hereby delegated to it, it may relieve itself of any further responsibilities hereunder by notice in writing to the Individual at least sixty (60) days prior to the date on which it proposes to discontinue the exercise of the powers delegated to it.

                                  ARTICLE VIII


                           AMENDMENT AND TERMINATION
                           -------------------------

     The Individual and the Employer delegate to the Investment Advisor the power to amend this Plan (including retroactive amendments).

     The Individual or the Employer may amend the Application (including retroactive amendment) by submitting to the Custodian a copy of such amended Application, and evidence satisfactory to the Custodian that the Plan, as amended by such amended Application, will continue to qualify under the provisions of Section 403(b)(7) of the Code.

     No amendment shall be effective if it would cause or permit: (a) any part of the Custodial Account to be diverted to any purpose that is not for the exclusive benefit of the Individual and his beneficiaries; (b) the Individual to be deprived of any portion of his interest in the Custodial Account; or (c) the imposition of an additional duty on the Custodian without its consent.

     The Employer reserves the right to terminate further contributions to this Plan. The Individual also reserve the right to terminate his adoption of the Plan in the event that he shall be unable to secure a favorable ruling from the Internal Revenue Service with respect to this Plan. In the event of such termination, the Custodian shall distribute the Custodial Account to the Individual. The Individual also reserves the right to transfer the assets of his Custodial Account to such other form of Section 403(b)(7) retirement plan as he may determine, upon written instructions to the Custodian in such form as the Custodian may reasonably require.

                                   ARTICLE IX


                            PROHIBITED TRANSACTIONS
                            -----------------------

     Except as provided in Section 408 of the Act or Section 4975 of the Code, the Custodian:

     A. Shall not cause the Plan to engage in a transaction if it knows or should know that such transaction constitutes a direct or indirect:

     (a) Sale or exchange or leasing of any property between the Plan and a party in interest;

     (b) lending of money or other extension of credit between the Plan and a party in interest;

     (c) furnishing of goods, services, or facilities between the Plan and a party in interest;

     (d) transfer to, or use by or for the benefit of, a party in interest, of any assets of the Plan;

     (e) acquisition, on behalf of the Plan, of any employer security or employer real property in violation of Section 407(a) of the Act.

     B. Shall not permit the Plan to hold any employer security or employer real property if it knows or should know that holding such security or real property violates Section 407(a) of the Act.

     C. Shall not deal with the assets of the Plan in its own interest or for its own account.

     D. Shall not in any capacity act in any transaction involving the Plan on behalf of a party (or represent a party) whose interests are adverse to the interests of the Plan or the interests of its participants or beneficiaries.

     E. Shall not receive any consideration for its own account from any party dealing with the Plan in connection with a transaction involving the assets of the Plan; provided that nothing in this Article IX shall be construed to prohibit the payment to the Custodian of any fees otherwise authorized under the terms of this Plan.

                                   ARTICLE X


                           CHANGES IN APPLICABLE LAW
                           -------------------------

     The foregoing Plan provisions are intended to comply with applicable
Code requirements as currently in effect. Certain provisions of the Tax Reform Act of 1986, effective in 1989, affect the operation and administration of the Plan. The changes impose additional nondiscrimination, distribution and withdrawal requirements. An individual should consult his attorney or tax advisor as to the effect these changes have on his Section 403(b)(7) contributions.

     It should be understood that neither the Investment Advisor nor the Custodian is in a position to render legal or tax advice and that the information contained in and the documents furnished with this description merely represent the Investment Advisor's understanding of the statutes and regulations affecting the establishment and qualification of a Section 403(b)(7) plan. Accordingly, an Individual is urged to consult his attorney or tax advisor in connection with the adoption of the Plan and the submission of a ruling request on his behalf.

                                   ARTICLE XI


                                  ERISA RIGHTS
                                  ------------

     As a participant in the Plan, you are entitled to certain rights and protections under the Employee Retirement Income Security Act of 1974 ("ERISA"). This law provides that all Plan participants shall be entitled to:

          Examine, without charge, at the office of the plan administrator (and at other specified locations, if appropriate), all Plan documents, including copies of all documents filed by the Plan with the U.S. Department of Labor, such as detailed annual reports.

          Obtain copies of all Plan documents and other Plan information upon written request to the plan administrator. The plan administrator may make a reasonable charge for the copies. Receive a summary of the Plan's annual financial report. The plan administrator is required by law to furnish each Participant with a copy of this summary annual report.

          Obtain a statement telling you whether you have a current vested interest in your account and whether, under the terms of the Plan, you will be entitled to receive a retirement benefit if you stop working under the Plan now. If you do not have a current vested interest or right to a benefit at normal retirement age, the statement will tell you how many more years you have to work to obtain these rights. This statement must be requested in writing and is not required to be given more than once a year. The Plan must provide the statement free of charge.

     In addition to creating rights for Plan participants, ERISA imposes duties upon the people who are responsible for the operation of the Plan. The people who operate your Plan, called "fiduciaries" of the Plan, have a duty to do so prudently and in the interest of you and other Plan participants and beneficiaries.

     No one, including your employer or any other person, may fire you or otherwise discriminate against you in any way to prevent you from obtaining your benefits or exercising your rights under ERISA. If your claim for your benefit is denied in whole or in part you must receive a written explanation of the reason for the denial. You have the right to have the plan administrator review and reconsider your claim.

     Under ERISA, there are steps you can take to enforce the above rights.
For instance, if you request materials from the plan administrator and do not receive them within 30 days, you may file suit in a federal court. In such a case, the court may require the plan administrator to provide the materials and pay you up to $100 a day until you receive the materials, unless the materials were not sent because of reasons beyond the control of the plan administrator. If you have a claim for benefits which is denied or ignored, in whole or in part, you may file suit in a state or federal court. If it should happen that Plan fiduciaries misuse the Plan's money, or if you are discriminated against for asserting your rights, you may seek assistance from the U.S. Department of Labor, or you may file suit in a federal court. The court will decide who should pay court costs and legal fees. If you are successful, the court may order the person you have sued to pay these costs and fees. If you lose, the court may order you to pay these costs and fees, for example, if it finds your claim is frivolous.

     If you have any questions about your Plan, you should contact the plan administrator. If you have any questions about this statement or about your rights under ERISA, you should contact the nearest Area Office of the U.S Labor-Management Services Administration, Department of Labor.

                           ADMINISTRATIVE INFORMATION
                           --------------------------



Plan Name:      ________________________________________________

Employer:       ________________________________________________

                ________________________________________________

                ________________________________________________

                (___) __________________________________________

                EIN:  __________________________________________

Administrator:  ________________________________________________

                ________________________________________________

                ________________________________________________

                ________________________________________________

                (___) __________________________________________

                EIN:  __________________________________________

                The Administrator shall be the agent for service of legal process.

Plan Number:    _____

Type of Plan:   Defined Contribution, Section 403(b)(7) Plan

Funding Medium: Custodial Accounts

Custodian:      ________________________________________________

Plan Year:      ________________________________________________

                                 MONETTA FUNDS
                       SECTION 403(b)(7) RETIREMENT PLAN


                              ACCOUNT APPLICATION

1.   EMPLOYEE INFORMATION

Name ________________________________ Telephone Number (__) __________________

Address ______________________________________________________________________

City ____________________________________ State _______________Zip____________

Birth Date ______________________________ Social Security Number______________

2.   EMPLOYER INFORMATION

Employer Name ________________________________________________________________

Address ______________________________________________________________________

City ____________________________________ State _______________Zip____________

Employer Tax ID ________________________ Telephone Number (__)________________

3.   INVESTMENTS

Contributions will be invested in the following Monetta Funds:

     [ ]   Monetta Mid-Cap Equity Fund           (_____%)

     [ ]   Monetta Intermediate Bond Fund        (_____%)

     [ ]   Monetta Government Money Market Fund  (_____%)

If a specific fund is not selected, contributions will be invested in the Monetta Government Money Market Fund. You may change your fund investments by filing a Change of Investments form with the Monetta funds.

4.   EMPLOYEE SIGNATURE

I adopt the Monetta Funds Section 403(b)(7) Retirement Plan and appoint Firstar Trust Company as Custodian. I acknowledge that I have received and read the Prospectus for the Monetta fund(s) in which I am invested. If I am contributing a distribution from another employer-sponsored retirement plan, I certify that such distribution is a qualifying transfer or rollover I certify under penalties of perjury that my Social Security Number (above) is correct. I understand that the Custodian will charge fees that are shown in the plan materials and they may be separately billed or collected by redeeming sufficient shares from my fund account balance(s).

____________________________________             _______________________________
Employee Signature                               Date

5.        EMPLOYER ADOPTION

The Employer adopts the Monetta Funds Section 403(b)(7) Retirement Plan and agrees to the terms and conditions of such plan. The Employer certifies that it is a qualifying organization described in Code Section 403(b)(1)(A) and further agrees that it shall be responsible for any ancillary Section 403(b) plan it maintains.

____________________________________           ________________________________
Employer Authorized Signature  Title           Date

6.        CUSTODIAN ACCEPTANCE

FIRSTAR TRUST COMPANY

___________________________________            ________________________________
Authorized Signature        Title              Date

                                 MONETTA FUNDS
                       SECTION 403(b)(7) RETIREMENT PLAN

                             TRANSFER AUTHORIZATION

Use this form to transfer an existing tax-sheltered annuity or Section 403(b)(7) custodial account to the Monetta Funds Section 403(b)(7) Retirement Plan when no other form is provided by your Employer. Provide Monetta Funds with the completed form, along with your application form and salary reduction agreement (if applicable).

1.   EMPLOYEE INFORMATION

Name ________________________________ Telephone Number (__) ___________________


Address ______________________________________________________________________


City ______________________________________ State _______________ Zip_________

Social Security Number ________________________________________________________


2.   EMPLOYER INFORMATION


Employer Name ________________________________________________________________


Address ______________________________________________________________________


City ______________________________________ State _______________ Zip__________


Employer Tax ID ________________________ Telephone Number (__)_________________


3.   CURRENT SECTION 403(b) CUSTODIAN/TRUSTEE INFORMATION

______________________________________________________________________________
Name of Current Custodian/Trustee


______________________________________________________________________________
Address

____________________________________             _____________________________
City        State      Zip                       Account Number


4.   INVESTMENT INSTRUCTIONS

[ ] Transfer into my existing Monetta Funds Section 403(b)(7) Plan Retirement account #_____________.

[ ] Transfer into a new Monetta Fund Section 403(b)(7) Retirement Plan account as designated my account application.

5.   AUTHORIZATION TO TRANSFER

This letter shall serve as notification of my intention to effect a tax-free exchange of my tax-sheltered annuity contract or Section 403(b)(7) custodial account. This letter directs you to cancel the tax-sheltered annuity contract described in Section 3 for its cash surrender value, or liquidate [ ] all or [ ] part ($_______________) of the Section 403(b)(7) custodial account listed in
Section 3 and transfer such amounts to my Monetta Funds Section 403(b)(7) Retirement Plan account.

6.   EMPLOYEE/EMPLOYER SIGNATURES

Both the undersigned Employer and Employee understand that this agreement is irrevocable and binding. In the event that either of the undersigned receives a check for the proceeds of the liquidated annuity contract or 403(b)(7) custodial account, such check will immediately be endorsed over to Firstar Trust Company, Custodian of the Monetta Funds Section 403(b)(7) Retirement Plan, in accordance with the terms of this agreement. Employer agrees to serve as the agent of the Employee whose signature appears below for the purpose of this transfer. Finally, the undersigned Employer and Employee intend that the transfer of fund contemplated herein be deemed a single, integrated transaction. Firstar Trust Company agrees to accept any funds transferred in accordance with this request.

__________________________         ____________________________________________
Employee Signature                 Employer Signature      Title

__________________________         ____________________________________________
Date                               Date

______________________________
Signature Guarantee (if required)*

*Important:   Please check with your current custodian/trustee
              to determine if a signature guarantee is required.

FIRSTAR TRUST COMPANY WILL COMPLETE THIS ACCEPTANCE AGREEMENT

As Custodian for Monetta Funds Section 403(b)(7) Retirement Plan, we have been appointed to serve as successor custodian of the Section 403(b)(7) account. Please prepare a check representing liquidation of the investment referenced above. To ensure proper credit, please return a copy of this form along with the check.

     Please send to:  MONETTA FUNDS
                      c/o FIRSTAR TRUST COMPANY
                      P.O. BOX 2936
                      MILWAUKEE, WI  53201-2936

FIRSTAR TRUST COMPANY

_________________________________________          _____________________________
Date                    Title                      Date

                                 MONETTA FUNDS
                       SECTION 403(b)(7) RETIREMENT PLAN


                           SALARY REDUCTION AGREEMENT

          I hereby elect to have my Employer reduce my salary by _______ (insert a whole percentage/dollar amount not less than ______ or more than ______________) for each pay period and to have such amount paid to the Custodian of the Plan as a Salary Reduction contribution. I understand that the rate of my Salary Reduction Contributions can be changed only as of each ____________________________, but that I can discontinue such contributions at any time. I also understand that the amount of my Salary Reduction contributions cannot exceed $9,500 for any year.

______________________________________       ___________________________________
Employee Signature                           Date

          A direction to reduce salary can be modified only as of __________________, but can be discontinued at any time. To discontinue your Salary Reduction Contributions, complete a new form and enter 0%.

                             *  *  *  *  *  *  *  *

Received by Employer

______________________________________       ___________________________________
Employee Signature        Title              Date

Two copies of this form must be completed and signed by the Employer, and both copies should be filed with the Employer. One copy will be marked to show receipt by the Employer and returned to the Employee.

                                 MONETTA FUNDS
                       SECTION 403(b)(7) RETIREMENT PLAN

                  BENEFICIARY DESIGNATION AND SPOUSAL CONSENT


Employee:
          --------------------------------------------------------------------

Address:
          --------------------------------------------------------------------

Social Security No.:                                  Date of Birth:
                     ------------------------------                  ---------

1. PRIMARY BENEFICIARY* (If you are married and if someone other than or in addition to your spouse is designated, the Spousal Consent below must be completed).

     Name:
           -----------------------------------------------------------------

     Address:
              --------------------------------------------------------------

     Social Security No.:                             Relationship:
                          --------------------------                --------

2.   SECONDARY BENEFICIARY*

     Name:
           -----------------------------------------------------------------

     Address:
              --------------------------------------------------------------

     Social Security No.:                             Relationship:
                          --------------------------                --------

     *Multiple Primary and/or Secondary Beneficiaries can be designated by inserting "See Attached Sheet" in the appropriate beneficiary category and by providing the information required above, as well as the percentage of the death benefit that each beneficiary is to receive, on a separate sheet and attaching it to this designation. If you have not provided otherwise in completing this designation, all sums payable to more than one beneficiary in the applicable category shall be paid equally to those beneficiaries living at the time of your death.


     -----------------------------------    ---------------------------
     Employee Signature                     Date

                                SPOUSAL CONSENT
                                ---------------

As the spouse of the Employee, I consent to the Beneficiary Designation made above (or on the attached sheet, if any) and acknowledge that by doing so I am waiving my right to be the sole Primary Beneficiary of any death benefits due under the Plan.

     --------------------------------
     Name of Spouse (Print)

     --------------------------------         ------------------------
     Signature of Spouse                      Date


     Subscribed before me this        day of                   , 19       .
                               ------        ------------------    -------

     -------------------------------------------------------------------
     Notary Public,                               County,
                    -----------------------------         --------------------

     My Commission (expires):
                              --------------------------------------

                                 MONETTA FUNDS
                       SECTION 403(b)(7) RETIREMENT PLAN


                             CHANGE OF INVESTMENTS

1.   EMPLOYEE INFORMATION

Name ________________________________ Telephone Number (__) ____________________

Address ________________________________________________________________________

City _______________________ State _____________________________ Zip____________

Social Security Number__________________________________________________________


2.   ALLOCATIONS OF CONTRIBUTIONS AND ACCOUNTS

     Please allocate my future contributions and my existing account balances among the following Monetta Funds as designated below.

Contributions will be invested in the following Monetta Funds:

                                               Future          Existing
                                           Contributions   Account Balances
                                           -------------   ----------------
[_]  Monetta Mid-Cap Equity Fund             _______%          _______%
[_]  Monetta Intermediate Bond Fund          _______%          _______%
[_]  Monetta Government Money Market Fund    _______%          _______%

If a specific fund is not selected, all contributions will be invested in the Government Money Market Fund. You may change your fund in investments at a later date by filing a new Change of Investments form with the Monetta Funds.

3.   EMPLOYEE SIGNATURE

     I understand that the allocations I have elected above will continue to be effective until I file a new Change of Investments form. I acknowledge that I have received and read the Prospectus for the Monetta Fund(s) in which I am invested.

____________________________________         ___________________________________
Employee Signature                           Date

4.   CUSTODIAN ACCEPTANCE

FIRSTAR TRUST COMPANY

____________________________________         ___________________________________
Authorized Signature     Title               Date

                                 MONETTA FUNDS

                       SECTION 403(b)(7) RETIREMENT PLAN


                         DISTRIBUTION/TRANSFER REQUEST

1.   EMPLOYEE INFORMATION

Employee:  _____________________________________________________________________

Address:  ______________________________________________________________________

City ____________________________________ State _______________ Zip_____________

Date of Birth: _____________________________  Social Security No.: _____________

2.   EMPLOYER INFORMATION

Employer Name __________________________________________________________________

Address ________________________________________________________________________

City ____________________________________ State _______________ Zip_____________

Employer Tax ID ______________________ Telephone Number (__) ___________________

3.   DISTRIBUTION/TRANSFER REQUEST

     The distribution or transfer of my account shall be made as follows:

     [_]   Single lump-sum payment.
     [_]   Other (please describe) ____________________________________________.
     [_]   Transfer to (indicate successor trustee/custodian)__________________.

     If the direct transfer option is not selected, 20% of your distribution may be required to be withheld. See the Federal Withholding/Distribution Information Form for more details. That Form also describes the federal income tax treatment of your distribution, including averaging and roll-overs.

     Note: If your account balance exceeds $3,500, you may need the consent of your spouse before any distribution is made.

4.   REQUIREMENTS FOR DISTRIBUTIONS

     The distribution or transfer is made on account of:

     [_]   Termination of Employment.
     [_]   Retirement.

     [_]    Death (name of beneficiary _______________________________________).
     [_]    Disability.
     [_]    Attainment of age 59 1/2
     [_]    Termination of Plan.

5.   EMPLOYEE OR BENEFICIARY SIGNATURE

     I consent to the distribution or transfer of my Monetta Funds Section 403(b)(7) Retirement Plan account balance as elected above.

_________________________________________________    ___________________________
Employee or Beneficiary Signature                    Date

_________________________________________________    ___________________________
Spouse's Signature (if required)                     Date

6.   PLAN ADMINISTRATOR SIGNATURE

     The Plan Administrator certifies that the distribution or transfer elected above is permitted under the terms of the Plan and that, if required, the proper spousal consent has been obtained.

_________________________________________________    ___________________________
Plan Administrator Authorized Signature    Title     Date

                                 MONETTA FUNDS

                      SECTION 403 (b)(7) RETIREMENT PLAN


                    FINANCIAL HARDSHIP DISTRIBUTION REQUEST

1.   EMPLOYEE INFORMATION

Name ________________________________ Telephone Number (__) ____________________

Address ________________________________________________________________________

City _____________________________________ State _______________ Zip____________

Birth Date ______________________________ Social Security Number _______________

2.   HARDSHIP DISTRIBUTION REQUEST

     I request a hardship distribution from my account in the amount of $______________. (Distributions shall be made pro rata from each of your investment funds.)

     I intend to use the funds requested for the following purpose:

     [_]  To purchase my primary place of residence.

     [_] To pay the upcoming post-secondary educational expenses for me or my dependents.

     [_] To pay medical and/or hospital expenses for myself or my dependents. (NOTE: The 10% additional tax penalty will not apply when the withdrawal is used to pay medical expenses that exceed 7 1/2% of my adjusted gross income.)

     [_] To prevent the eviction from, or foreclosure on the mortgage of, my principal residence.

3.   CERTIFICATION

     As a participant under the Plan, I certify that:

     i. I have no other reasonably available resources from which these funds may be obtained;

     ii. The withdrawal is not in excess of the amount needed to satisfy the need;

     iii. I have taken all possible distributions from all of my employer's plans, excluding hardship distributions, but including nontaxable loans;

     iv. I will not be allowed to make any contributions or salary deferrals (if applicable) to any employer plan for at least 12 months after receiving the hardship distribution;

     v. My elective deferrals to all of the employer's plans in the calendar year immediately following receipt of the hardship withdrawal will be restricted to the maximum amount ($9,500 as indexed) less my elective contributions in the year of the hardship distribution; and

     vi. The amount I have requested to withdraw is not subject to a qualified domestic relations order.


4.   EMPLOYEE SIGNATURE

I request the distribution from my Monetta Fund Section 403(b)(7) Retirement Plan account on account of financial hardship. I certify that the information indicated above is true and correct. I understand that this distribution is subject to normal income tax, and may also be subject to an additional 10% early distribution penalty if I have not attained age 59 1/2.

_______________________________________         ________________________________
Employee Signature                              Date

_______________________________________         ________________________________
Spouse's Signature (if required)                Date


5.   PLAN ADMINISTRATOR SIGNATURE

The Plan Administrator approves the hardship distribution request by the Employee as described above, and certifies that the distribution is permitted under the terms of the Plan and that, if required, the proper spousal consent has been obtained.

_______________________________________         ________________________________
Plan Administrator Authorized Signature         Date

                                 MONETTA FUNDS

                       SECTION 403(b)(7) RETIREMENT PLAN


                         FEDERAL WITHHOLDING TAX FORM

             FOR LUMP-SUM DISTRIBUTIONS OR IN-SERVICE WITHDRAWALS

The distributions receive from his retirement plan are subject to federal income tax withholding unless you elect not to have withholding apply. Withholding will only apply to the portion of your distribution that is included in your income subject to federal income tax. Thus, for example, there will be no withholding on the return of your own nondeductible contributions to the plan.

You may elect not to have withholding apply to your distribution by returning the signed and dated election to your plan administrator.

Unless you elect not to have withholding apply, federal income tax will be withheld from the taxable portion of your distribution. The amount to be withheld depends upon whether or not your distribution is a qualified total distribution. A "qualified total distribution" means any designated distribution which it is reasonable to believe is made within one taxable year of the payee, is made from or under a qualified plan described in Section 401(a) or Section 403(a), and consists of the balance to the credit of the employee under the plans. The amount to be withheld on qualified total distributions will be determined under tables prescribed by the Secretary that approximate the tax that would be imposed under Section 402(c) if the payee elected to treat the distribution as a lump-sum distribution within the meaning of Section 402(e)(4)(a). On distributions that are not qualified total distributions, ten percent of the taxable portion of the distribution will be withheld.

If you elect not to have withholding apply to your distribution, or if you do not have enough federal income tax withheld from your distribution, you may be responsible for payment of estimated tax. You may incur penalties under the estimated tax rules if your withholding and estimated tax payments are not sufficient.

--------------------------------------------------------------------------------

Instructions:

Indicate below whether you want any federal income tax withheld from your distribution. Return the signed and dated election to your plan administrator.

Even if you elect not to have federal income tax withheld, you are liable for payment of federal income tax on the taxable portion of your distribution. You also may be subject to tax penalties under the estimated tax payment rules if your payments of estimated tax and withholding, if any, are not adequate.

     _______ I do not want to have federal income tax withheld from my distribution.

     _______ I want to have federal income tax withheld from my distribution (at 5% for lump sums or 10% for in-service withdrawals).

     _______ I want $__________ or _____% withheld from the gross taxable distribution.


 ___________________________ ____________________ ______________________
 Employee Signature          Date                 Social Security Number

                                 MONETTA FUNDS
                       SECTION 403(b)(7) RETIREMENT PLAN


               FEDERAL WLTHHOLDING/DISTRIBUTION INFORMATION FORM

          This notice contains important information you will need before you decide how to receive your benefits from the Monetta Funds Section 403(b)(7) Retirement Plan (the "Plan").

SUMMARY

          A payment from the Plan that is eligible for "rollover" can be taken in two ways. You have all or any portion of your payment either (1) PAID IN A "DIRECT ROLLOVER" or (2) PAID TO YOU. A rollover is a payment of your Plan benefits to your individual retirement arrangement (IRA) or to another employer plan. This choice will affect the tax you owe.

     If you choose a DIRECT ROLLOVER

     . Your payment will not be taxed in the current year and no income tax will be withheld.

     . Your payment will be made directly to your IRA or, if you choose, to another employer plan that accepts your rollover.

     . Your payment will be taxed later when you take it out of the IRA or the employer plan.

     If you choose to have your Plan benefits PAID TO YOU

     . You will receive only 80% of the payment, because the Plan Administrator is required to withhold 20% of the payment and send it to the IRS as income tax withholding to be credited against your taxes.

     . Your payment will be taxed in the current year unless you roll it over. You may be able to use special tax rules that could reduce the tax you owe. However, if you receive the payment before age 59-l/2, you also may have to pay an additional 10% tax.

     . You can roll over the paying it to your IRA or to another employer plan that accepts your rollover within 60 days of receiving the payment.
        The amount rolled over will not be taxed until you take it out of the IRA or employer plan.

     . If you want to roll over 100% of the payment to an IRA or an employer plan, you must find other money to replace the 20% that was withheld. If you roll over only the 80% that you received, you will be taxed on the 20% that was withheld and that is not rolled over.

I.  PAYMENTS THAT CAN AND CANNOT BE ROLLED OVER

          Payments from the Plan may be "eligible rollover distributions." This means that they can be rolled over to an IRA or to another employer plan that accepts rollovers. Your Plan Administrator should be able to tell you what portion of your payment is an eligible rollover distribution. The following types of payments cannot be rolled over:

          Non-Taxable Payments. In general, only the "taxable portion" of your payment is an eligible rollover distribution. If you have made "after-tax" employee contributions to the Plan, these contributions will be non-taxable when they are paid to you, and they cannot be rolled over. (After-tax employee contributions generally are contributions you made from your own pay that were already taxed.)

          Payments Spread Over Long Periods. You cannot roll over a payment if it is part of a series of equal (or almost equal) payments that are made at least once a year and that will last for

     .  your lifetime (or your life expectancy), or

     .  your lifetime and your beneficiary's lifetime (or life expectancies), or

     .  a period of ten years or more.

          "Required Minimum Payments" Beginning in the year you reach age 70-1/2, a certain portion of your payment cannot be rolled over because it is a "required minimum payment" that must be paid to you.

II.  DIRECT ROLLOVER

          You can choose a direct rollover of all or any portion of your payment that is an "eligible rollover distribution," as described above. In a direct rollover, the eligible rollover distribution is paid directly from the Plan to an IRA or another employer plan that accepts rollovers. If you choose a direct rollover, you are not taxed on a payment until you later take it out of the IRA or the employer plan.

          Direct Rollover to an IRA. You can open an IRA to receive the direct rollover. (The term "IRA," as used in this notice, includes individual retirement accounts and individual retirement annuities.) If you choose to have your payment made directly to an IRA, contact an IRA sponsor (usually a financial institution) to find out how to have your payment made in a direct rollover to an IRA at that institution. If you are unsure of how to invest your money, you can temporarily establish an IRA to receive the payment. However, in choosing an IRA, you may wish to consider whether the IRA you choose will allow you to move all or a part of your payment to another IRA at a later date, without penalties or other limitations. See IRS Publication 590, Individual Retirement Arrangements, for more information on IRAs (including limits on how often you can roll over between IRAs).

          Direct Rollover to a Plan. If you are employed by a new employer that has a plan, and you want a direct rollover to that plan, ask the administrator of that plan whether it will accept your rollover. If your new employer's plan does not accept a rollover, you can choose a direct rollover to an IRA.

          Direct Rollover of a Series of Payments. If you receive eligible rollover distributions that are paid in a series for less than ten years, your choice to make or not make a direct rollover for a payment will apply to all later payments in the series until you change your election. You are free to change your election for any later payment in the series.

III.  PAYMENT PAID TO YOU

          If you have the payment made to you, it is subject to 20% income tax withholding. The payment is taxed in the year you receive it unless, within 60 days, you roll it over to an IRA or another plan that accepts rollovers. If you do not roll it over, special tax rules may apply.

Income Tax Withholding:
----------------------

          Mandatory Withholding. If any portion of the payment to you is an eligible rollover distribution, the Plan is required by law to withhold 20% of that amount. This amount is sent to the IRS as income tax withholding. For example, if your eligible rollover distribution is $10,000, only $8,000 will be paid to you because the Plan must withhold $2,000 as income tax. However, when you prepare your income tax return for the year, you will report the full $10,000 as payment from the Plan. You will report the $2,000 as tax withheld, and it will be credited against any income tax you owe for the year.

          Voluntary Withholding. If any portion of your payment is not an eligible rollover distribution but is taxable, the mandatory withholding rules described above do not apply. In this case, you may elect not to have withholding apply to that portion. To elect out of withholding, ask the Plan Administrator for the election form and related information.

          Sixty-Day Rollover Option. If you have an eligible rollover distribution paid to you, you can still decide to roll over all or part of it to an IRA or another employer plan that accepts rollovers. If you decide to roll over, you must make the rollover within 60 days after you receive the payment. The portion of your payment that is rolled over will not be taxed until you take it out of the IRA or the employer plan.

          You can roll over up to 100% of the eligible rollover distribution, including an amount equal to the 20% that was withheld. If you choose to roll over 100%, you must find other money within the 60-day period to contribute to the IRA or the employer plan to replace the 20% that was withheld. On the other hand, if you roll over only the 80% that you received, you will be taxed on the 20% that was withheld.

          Example: Your eligible rollover distribution is $10,000, and you choose to have it paid to you. You will receive $8,000, and $2,000 will be sent to the IRS as income tax withholding. Within 60 days after receiving the $8,000, you may roll over the entire $10,000 to an IRA or employer plan. To do this, you roll over the $8,000 you received from the Plan, and you will have to find $2,000 from other sources (your savings, a loan, etc.). In this case, the entire $10,000 is not taxed until you take it out of the IRA or employer plan. If you roll over the entire $10,000, when you file your income tax return you may get a refund of the $2,000 withheld.

          If, on the other hand, you roll over only $8,000, the $2,000 you did not roll over is taxed in the year it was withheld. When you file your income tax return you may get a refund of part of the $2,000 withheld. (However, any refund is likely to be larger if you roll over the entire $10,000.)

          Additional 10% Tax If You Are Under Are 59-1/2. If you receive a payment before you reach age 59-1/2 and you do not roll it over, then, in addition to the regular income tax, you may have to pay an extra tax equal to 1095 of the taxable portion of the payment. The additional 10% tax does not apply to your payment if it is (1) paid to you because you separate from service with your employer during or after the year you reach age 55, (2) paid because you retire due to disability, (3) paid to you as equal (or almost equal) payments over your life or life expectancy (or your and your beneficiary's lives or life expectancies), or (4) used to pay certain medical expenses. See IRS Form 5329 for more information on the additional 10% tax.

          Special Tax Treatment. If your eligible rollover distribution is not rolled over, it will be taxed in the year you receive it. However, if it qualifies as a "lump sum distribution," it may be eligible for special tax treatment. A lump sum distribution is a payment, within one year, of your entire balance under the Plan (and certain other similar plans of the employer) that is payable to you because you have reached age 59-1/2 or have separated from service with your employer (or, in the case of a self-employed individual, because you have reached age 59-1/2 or have become disabled). For a payment to qualify as a lump sum distribution, you must have been a participant in the Plan for at least 5 years. The special tax treatment for lump sum distributions is described below.

          Five-Year Averaging. If you receive a lump sum distribution after you are age 59-1/2, you may be able to make a one-time election to figure the tax on the payment by using "5-year averaging." Five-year averaging often reduces the tax you owe because it treats the payment much as if it were paid over 5 years.

          Ten-Year Averaging If You Were Born Before January 1, 1936. If you receive a lump sum distribution and you were born before January 1, 1936, you can make a one-time election to figure the tax on the payment by using "10-year averaging" (using 1986 tax rates) instead of 5-year averaging (using current tax rates). Like the 5-year averaging rules, 10-year averaging often reduces the tax you owe.

          Capital Gain Treatment If You Were Born Before January 1, 1936. In addition, if you receive a lump sum distribution and you were born before January 1, 1936, you may elect to have the part of your payment that is attributable to your pre-1974 participation in the Plan (if any) taxed as long-term capital gain at a rate of 20%.

          There are other limits on the special tax treatment for lump sum distributions. For example, you can generally elect this special tax treatment only once in your lifetime, and the election applies to all lump sum distributions that you receive in that same year. If you have previously rolled over a payment from the Plan (or certain other similar plans of the employer), you cannot use this special tax treatment for later payments from the Plan. If you roll over your payment to an IRA, you will not be able to use this special tax treatment for later payments from the IRA. Also, if you roll over only a portion of your payment to an IRA, this special tax treatment is not available for the rest of the payment. Additional restrictions are described in IRS Form 4972, which has more information on lump sum distributions and how you elect the special tax treatment.

IV.  SURVIVING SPOUSES, ALTERNATIVE PAYEES, AND OTHER BENEFICIARIES

          In general, the rules summary above that apply to payments to employees also apply to payments to surviving spouses of employees and to spouses or former spouses who are "alternate payees." You are an alternate payee if your interest in the Plan results from a "qualified domestic relations order," which is an order issued by a court, usually in connection with a divorce or legal separation. Some of the rules summary above also apply to a deceased employee's beneficiary who is not a spouse. However, there are some exceptions for payments to surviving spouses, alternate payees, and other beneficiaries that should be mentioned.

          If you are a surviving spouse, you may choose to have an eligible rollover distribution paid in a direct rollover to an IRA or paid to you. If you have the payment paid to you, you can keep it or roll it over yourself to an IRA but you cannot roll it over to an employer plan. If you are an alternate payee, you have the same choices as the employee. Thus, you can have the payment paid as a direct rollover or paid to you. If you have it paid to you, you can keep it or roll it over yourself to an IRA or to another employer plan that accepts rollovers. If you are a beneficiary other than the surviving spouse, you cannot choose a direct rollover, and you cannot roll over the payment yourself.

          If you are a surviving spouse, an alternate payee, or another beneficiary, your payment is not subject to the additional 10% tax described in section III above, even if you are younger than age 59-1/2.

          If you are a surviving spouse, an alternate payee or another beneficiary, you may be able to use the special tax treatment for lump sum distributions, as described in section III above. If you receive a payment because of the employee's death, you may be able to treat the payment as a lump sum distribution if the employee met the appropriate age requirements, whether or not the employee had 5 years of participation in the Plan.

HOW TO OBTAIN ADDITIONAL INFORMATION

          This notice summarizes only the federal (not state or local) tax rules that might apply to your payment. The rules described above are complex and contain many conditions and exceptions that are not included in this notice. Therefore, you may want to consult with a professional tax advisor before you take a payment of your benefits from the Plan. Also, you can find more specific information on the tax treatment of payments from qualified retirement plans in IRS Publication 575, Pension and Annuity Income, and IRS Publication 590, Individual Retirement arrangements. These publications are available from you local IRS office or by calling 1-800-TAX-FORMS.